                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              ____________________

Date of Report (Date of Earliest Event Reported):  JULY 23, 1996



CALCOMP TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)


DELAWARE                               0-16071              06-0888312
(State or Other Jurisdiction         (Commission          (IRS Employer
of Incorporation)                    File Number)      Identification No.)


2411 WEST LA PALMA AVENUE, ANAHEIM, CA                         92803
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's Telephone Number, including Area Code:  (714) 821-2000



SUMMAGRAPHICS CORPORATION, 8500 CAMERON ROAD, AUSTIN, TX 78754-3919 (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     The Registrant entered into a Plan of Reorganization and Agreement for the Exchange of Stock of CalComp, Inc. for Stock of Summagraphics Corporation, dated as of March 19, 1996, as amended April 30, 1996 and June 5, 1996 (the "Exchange Agreement") pursuant to which the Registrant issued to Lockheed Martin Corporation ("Lockheed Martin") 40,742,957 shares of the Common Stock of the Registrant, representing 89.7 percent of the total outstanding shares of Common Stock of the Registrant following such issuance, in exchange for all of the outstanding capital stock of CalComp, Inc. ("CalComp") (the "Exchange"). The number of shares of Common Stock of the Registrant issuable in the Exchange is subject to adjustment in certain events described in Registrant's Proxy Statement described below. The closing of the Exchange occurred on July 23, 1996 (the "Closing") following approval of the Exchange by the stockholders of the Registrant. As a result of the Exchange, Lockheed Martin acquired control of the Registrant and CalComp became a wholly-owned subsidiary of the Registrant. In connection with the Exchange, the Registrant also changed its name from Summagraphics Corporation to CalComp Technology, Inc.

     As contemplated by the Exchange Agreement, immediately following the Exchange, each of the then directors of the Registrant resigned and Lockheed Martin, as the owner of a majority of outstanding shares of the Common Stock of the Registrant, adopted a resolution by written consent increasing the size of the Board from six to seven members and electing seven new directors.

     The remaining information which would otherwise be required with respect to the Exchange by this Item 1, and by Items 2 and 7 (a) and (b) below, has been "previously reported" by the Registrant in a definitive proxy statement (the "Proxy Statement") filed with the Securities and Exchange Commission on June 24, 1996 under Section 14 of the Securities Exchange Act of 1934, as amended.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     See discussion in Item 1 above.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     In accordance with Item 304 of Regulation S-K, the following information pertains to the change in Registrant's Certifying Accountant.

     (i) Ernst & Young LLP has been appointed as the Registrant's certified public accountants to replace KPMG Peat Marwick LLP who has been dismissed, effective July 23, 1996.

     (ii) KPMG Peat Marwick LLP did not qualify their audit opinion for any of the past two years as to uncertainty, audit scope or accounting principles.

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

     (iii) The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Registrant.

     (iv) There were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in any of the two most recent fiscal years or in the period between May 31, 1996 and July 23, 1996.

     (v) None of the kinds of events listed in (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred during either of the Registrant's two most recent fiscal years or the period from May 31, 1996 to July 23, 1996.

     (vi) KPMG Peat Marwick LLP has been asked to provide a letter addressed to the SEC stating whether they agree with the above statements. This letter will be filed by the Registrant in accordance with the requirements of Item 304 of Regulation S-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

               The required financial statements were previously reported in the Proxy Statement.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               The required pro forma financial information was previously reported in the Proxy Statement.

          (c)  EXHIBITS.

               Exhibit Number      Description
               --------------      ---------------------
                    16*            Letter re Change in
                                   Certifying Accountant

               _______________
               *  To be filed by amendment

ITEM 8.   CHANGE IN FISCAL YEAR.

          On July 23, 1996, the Board of Directors of the Registrant changed the Registrant's fiscal year end from May 31 to a 52, 53 week fiscal year ending on the last Sunday in December. The Registrant will file a report covering the transition period on Form 10-K.

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 29, 1996         CALCOMP TECHNOLOGY, INC.


                              By: /s/ PHILIP W. LOBERG, JR.
                                 --------------------------------
                                    Philip W. Loberg, Jr.
                                    Vice President and Controller


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